UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2017

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 —  Entry into a Material Definitive Agreement

Exchange Agreement

On December 20, 2017, Egalet Corporation (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with certain holders (the “Holders”) of the Company’s 5.50% convertible senior notes due 2020 (the “5.50% Notes”) pursuant to which the Holders have agreed to exchange, in the aggregate, approximately $36.4 million of outstanding principal amount of the 5.50% Notes for, in the aggregate, (i) approximately $23.9 million of the Company’s new 6.50% convertible senior notes due 2024 (the “New Notes”), (ii) a warrant exercisable for 3.5 million shares of the Company’s common stock and (iii) payments, in cash, of all accrued but unpaid interest as of the closing on the 5.50% Notes exchanged in the transaction (the “Exchange”). The Exchange Agreements include the terms and conditions of the exchange of the 5.50% Notes and issuance and sale of the New Notes, customary representations and warranties, and other terms and conditions customary in agreements of this type.  The Exchange Agreements also provide that, for a period of nine months, the Company will not enter into additional exchange transactions with the other holders of the 5.50% Notes on terms more favorable to the noteholders (relative to the New Notes) without the written consent of the holders of a majority of the outstanding principal amount of the New Notes. The Exchange is expected to close on Friday, December 22, 2017, subject to customary closing conditions.

The New Notes will pay interest semiannually in arrears on January 1 and July 1 of each year commencing July 1, 2018 at a rate of 6.50% per year, which rate is subject to adjustment in accordance with the terms of the indenture that will govern the New Notes (the “Indenture”) and as described below.  The New Notes will mature on December 31, 2024, unless earlier repurchased, redeemed or converted in accordance with the terms of the Indenture prior to such date. Subject to certain conditions, on or after January 1, 2021, the Company may redeem for cash all or a part of the New Notes.  The New Notes will be convertible at any time until the close of business on the business day immediately preceding the maturity date.  Upon conversion and subject to certain conditions, holders of the New Notes will receive shares of the Company’s common stock at an initial conversion rate of 749.6252 shares of common stock per $1,000 principal amount of New Notes, which is equivalent to an initial conversion price of approximately $1.33 per share, and is subject to adjustment under the terms of the New Notes. This represents a premium of approximately 15% over the last reported sale price of $1.16 per share of Egalet’s common stock on The NASDAQ Global Market on December 19, 2017. Similar to the 5.50% Notes, the New Notes will provide for an interest make-whole payment in connection with conversions that occur prior to July 1, 2021.

In addition, the indenture that will govern the New Notes will require the Company to use its reasonable best efforts to (i) seek stockholder approval of an amendment to the Company’s Third Amended & Restated Certificate of Incorporation, as amended, in order to increase the amount of authorized shares available for issuance thereunder, and (ii) if and when such approval is obtained, to reserve from such amount the number of shares that may be issued in respect of the New Notes and any other securities issued in connection with the Exchange.  In the Exchange Agreements, the Holders have granted a proxy to the Company authorizing the Company to vote any shares of common stock held by such Holder in favor of such amendment at any applicable meeting of the Company’s stockholders. If the Company is unable to obtain stockholder approval on or prior to July 1, 2018, the interest rate of the New Notes will increase to 10.0% unless and until such stockholder approval is obtained.

The foregoing summary is qualified in its entirety by reference to the forms of Exchange Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 8.01 — Other Events

On December 20, 2017, the Company issued a press release announcing that the Company had entered into the Exchange Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information

This report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities described herein have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

Forward-Looking Statements

Except for historical information, all other information in this report on Form 8-K consists of forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the possible completion of the Exchange, the prospective impact of the Exchange on the Company’s common stock, other indebtedness and financial condition, the Company’s ability to satisfy the conditions contained in the Exchange Agreements and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K (as supplemented by the Company’s Quarterly Reports on Form 10-Q), which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. There can be no assurance that the Exchange will be completed as described herein or at all. Other important factors are discussed under the caption “Forward-Looking Statements” in the most recent Annual Report on Form 10-K and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Form of Exchange Agreement (without warrant), dated December 20, 2017, by and among Egalet Corporation and the Holders named therein.

10.2	Form of Exchange Agreement (with warrant), dated December 20, 2017, by and among Egalet Corporation and the Holders named therein.

99.1	Press Release of the Company issued on December 20, 2017 announcing the entry into the Exchange Agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2017	Egalet Corporation

	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer